SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS Global Income Builder Fund

The following information replaces the existing disclosure contained under the ”Portfolio Manager(s)” sub-heading of the ”MANAGEMENT” section of the fund’s summary prospectus.

William Chepolis, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2005.

Thomas Schuessler, PhD., Managing Director. Portfolio Manager of the fund. Began managing the fund in 2008.

Philip G. Condon, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2013.

Gary Russell, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2013.

John D. Ryan, Director. Portfolio Manager of the fund. Began managing the fund in 2012.

Fabian Degen, CFA, Assistant Vice President. Portfolio Manager of the fund. Began managing the fund in 2012.

Please Retain This Supplement for Future Reference

May 20, 2014 PROSTKR-382